UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 7, 2016

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

799 W. Coliseum Way

Midvale, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On December 7, 2016, Overstock.com, Inc. (the “Company”) issued a press release announcing the final subscription price for its rights offering relating to shares of either the Company’s Blockchain Voting Series A Preferred Stock, $0.0001 par value per share (the “Series A Preferred”), or the Company’s Voting Series B Preferred Stock, $0.0001 par value per share (the “Series B Preferred”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Exhibit 99.1 furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01  Other Events

The final subscription price for the Company’s rights offering relating to shares of either the Series A Preferred or the Series B Preferred will be equal to the previously announced maximum subscription price of $15.68 per share.  Subject to the matters described in the Company’s Prospectus Supplement dated November 14, 2016, the closing of the rights offering is expected to occur on December 15, 2016.

Item 9.01  Financial Statements and Exhibits

The following exhibits are filed herewith.

(d)  Exhibits.

99.1                                  Press Release dated December 7, 2016

Certain statements contained in this Form 8-K, including all statements other than statements of historical fact, may constitute “forward-looking statements.”   In addition to the uncertainty of all forward-looking information, there are specific risks identified in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2016 filed with the SEC on November 3, 2016 that the Company faces that could cause actual results, including all matters relating to the rights offering and all matters relating to the Company’s future financial results, to be materially different from those that may be set forth in forward-looking statements made by the Company. The closing of the rights offering and the issuance of the shares of preferred stock pursuant thereto are subject to the matters described in the Company’s Prospectus Supplement dated November 14, 2016.  There also may be additional risks that the Company does not presently know or that it currently believes are immaterial that could also impair its business and results of operations.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Acting General Counsel and Vice President, Legal

Date:	December 7, 2016